UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 16, 2007
Dresser-Rand Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32586 (Commission File Number)	20-1780492 (I.R.S. Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas (Address of Principal Executive Offices)	77043 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (713) 467-2221
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 16, 2007, Dresser-Rand Group Inc. (the “Company”) issued a press release announcing the appointment of Mark Baldwin as Executive Vice President and Chief Financial Officer effective August 24, 2007. Mr. Baldwin will succeed Leonard Anthony, who announced his plan to resign from his position as Executive Vice President and Chief Financial Officer of the Company following an orderly transition. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Mr. Baldwin, age 54, served most recently as the Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC Inc., a public energy service company, from August 2004 to early, 2007. He previously served as an operating partner in First Reserve Corporation, a private equity firm specializing in the energy industry, from 2003. He served as Executive Vice President and Chief Financial Officer of NextiraOne, a voice and data products distribution company, from 2001 to 2002, and served as the Chairman and Chief Executive Officer of Pentacon Inc, a distributor of aerospace and industrial fasteners, from 1997 to 2001. Prior to 1997 he spent 17 years with Keystone International Inc, a manufacturer of flow control devices, in a variety of finance and operations positions.
Pursuant to the terms of his offer letter, Mr. Baldwin will receive an annual base salary of $350,000 and his annual incentive program bonus target will be 75% of his base salary. Mr. Baldwin will be eligible for the Company’s long term incentive program and will receive an initial grant of stock options and restricted stock valued at $600,000, to be granted on the first fixed grant date following his start date with the Company. In the event of a Change in Control, Mr. Baldwin will be entitled to receive no less than two years equivalent of salary and annual bonus, subject to such additional terms as are to be determined by the Company. In the event of a termination by the Company for any reason other than just cause, Mr. Baldwin will be eligible for severance in an amount equal to 18 months base salary plus annual bonus at target. Mr. Baldwin is also entitled to participate in the Company’s employee benefit program. A copy of the offer letter is filed as Exhibit 10.1 to this report and is incorporated herein by reference. There were no understandings or arrangements with any person regarding Mr. Baldwin’s appointment other than the offer letter.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Offer Letter, dated July 15, 2007, from the Company to Mark Baldwin.
99.1	Press Release dated July 16, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dresser-Rand Group, Inc.
By: /s/ Elizabeth C. Powers
Elizabeth C. Powers
Vice President and Chief Administrative Officer
DATED: July 19, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter, dated July 15, 2007, from the Company to Mark Baldwin.
99.1	Press Release dated July 16, 2007.

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